Defiance R2000 Enhanced Options Income ETF
Schedule of Investments
as of May 31, 2024 (Unaudited)

U.S. TREASURY OBLIGATIONS - 57.5%	Par	Value
United States Treasury Note/Bond
0.75%, 11/15/2024	$92,434,000	$90,571,055
2.63%, 04/15/2025	11,491,000	11,239,658
TOTAL U.S. TREASURY OBLIGATIONS (Cost $101,914,839)		101,810,713

SHORT-TERM INVESTMENTS - 41.8%
Money Market Funds - 3.9%	Shares
First American Government Obligations Fund - Class X, 5.23%(a)	6,977,206	6,977,206

U.S. Treasury Bills - 37.9%	Par
5.19%, 06/13/2024(b)	67,238,000	67,139,767
TOTAL SHORT-TERM INVESTMENTS (Cost $74,100,967)		74,116,973

TOTAL INVESTMENTS - 99.3% (Cost $176,015,806)		$175,927,686
Other Assets in Excess of Liabilities - 0.7%		1,260,184
TOTAL NET ASSETS - 100.0%		$177,187,870

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day effective yield as of May 31, 2024.
(b)	The rate shown is the effective yield as of May 31, 2024.

Defiance R2000 Enhanced Options Income ETF
Schedule of Written Options
as of May 31, 2024 (Unaudited)

WRITTEN OPTIONS - (0.4)% (a)(b)	Notional Amount	Contracts	Value
Put Options - (0.4)%
Russell 2000 Index, Expiration: 06/03/2024; Exercise Price: $2,075.00	$(176,995,773)	(855)	$(684,000)
TOTAL WRITTEN OPTIONS (Premiums received $898,112)			(684,000)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

 Summary of Fair Value Exposure at May 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of May 31, 2024:

Defiance R2000 Enhanced Options Income ETF

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Obligations	$–	$101,810,713	$–	$101,810,713
Money Market Funds	6,977,206	–	–	6,977,206
U.S. Treasury Bills	–	67,139,767	–	67,139,767
Total Investments	$6,977,206	$168,950,480	$–	$175,927,686

Liabilities:
Investments:
Written Options	$–	$(684,000)	$–	$(684,000)
Total Investments	$–	$(684,000)	$–	$(684,000)

Refer to the Schedule of Investments for additional information.